Van Eck Funds

Supplement dated December 30, 2014 (“Supplement”)
to the Statement of Additional Information (“SAI”) of Multi-Manager Alternatives Fund

dated May 1, 2014, as revised on October 8, 2014

This Supplement updates certain information contained in the above-dated SAI for Van Eck Funds (the “Trust”) regarding the Multi-Manager Alternatives Fund (“Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus, Summary Prospectus and SAI free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

The section of the Fund’s SAI entitled “Investment Advisory Services” is supplemented by replacing the information for Tiburon in the chart on pages 23-24 with the following:

Sub-Adviser	Controlling Persons/Entities
Tiburon*	Peter Lupoff, Managing Member and Portfolio Manager Brian Swain, Member and Portfolio Manager Charlie Trisiripisal, Member and Senior Analyst Harini Chundu, Member and Senior Analyst

* Effective on December 30, 2014, Gray Financial Group, Inc. (“Gray”), the parent company of Tiburon, transferred its ownership interest in Tiburon to Messrs. Lupoff, Swain, Trisiripisal and Chundu. As a result of the transfer, Tiburon is no longer a subsidiary of Gray.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE